BORROWINGS	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
Debt Disclosure [Abstract]
BORROWINGS

(6) BORROWINGS:

As of March 28, 2014 and September 27, 2013, all of the Company’s indebtedness was held by ARAMARK Corporation. Long-term borrowings are summarized in the following table (in thousands):

	March 28, 2014	September 27, 2013
Senior secured revolving credit facility	$173,164	$10,000
Senior secured term loan facility, due July 2016	75,450	3,032,349
Senior secured term loan facility, due September 2019	1,392,469	1,393,559
Senior secured term loan facility, due February 2021	2,600,279	—
5.75% senior notes, due March 2020	1,000,000	1,000,000
Receivables Facility, due January 2015	300,000	300,000
Capital leases	54,012	52,385
Other	42,167	35,777

	5,637,541	5,824,070
Less—current portion	(89,613)	(65,841)

	$5,547,928	$5,758,229

The Company used the net proceeds from its initial public offering to repay borrowings of approximately $154.1 million on the senior secured revolving credit facility that were borrowed during the first quarter of fiscal 2014 and $370.0 million on the senior secured term loan facility (see Note 8).

Senior Secured Credit Agreement

Senior Secured Term Loan Facilities

2014 Amendment Agreement

On February 24, 2014, ARAMARK Corporation entered into an Amendment Agreement (“2014 Amendment Agreement”) to the Amended and Restated Credit Agreement dated as of March 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). The 2014 Amendment Agreement amends and restates the Credit Agreement effective as of February 24, 2014. Among other things, the 2014 Amendment Agreement provides for approximately $3,982.0 million in the aggregate of new term loans, $2,582.0 million of which have a maturity date of February 24, 2021 and $1,400.0 million of which have a maturity date of September 7, 2019. The term loans due on February 24, 2021 include €140.0 million of term loans denominated in euros, £115.0 million of term loans denominated in sterling and ¥5,042.0 million of term loans denominated in yen. The new term loans were borrowed on February 24, 2014 and the proceeds were used to refinance existing term loans due 2016 and 2019 (with the exception of approximately $75.0 million in term loans due 2016 borrowed by ARAMARK Corporation’s Canadian subsidiary, which remain outstanding). All U.S. dollar denominated new term loans have an applicable margin of 2.50% for eurocurrency (LIBOR) borrowings, subject to a LIBOR floor of 0.75%, and an applicable margin of 1.50% for base-rate borrowings, subject to a minimum base rate of 1.75%. The new yen denominated and Euro denominated term loans have an applicable margin of 2.75% and the new sterling denominated terms loans have an applicable margin of 3.25%. The term loans due on February 24, 2021 were borrowed with an original issue discount of 0.50%. The term loans due on September 7, 2019 were borrowed with an original issue discount of 0.25%.

During the second quarter of fiscal 2014, approximately $22.9 million of lender fees and third-party costs directly attributable to the term loans of the 2014 Amendment Agreement were capitalized and are included in the Condensed Consolidated Balance Sheets. Approximately $3.4 million and $5.1 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners, respectively. The Company also recorded charges to “Interest and Other Financing Costs, net” in the Condensed Consolidated Statements of Operations for the three and six months ended March 28, 2014 consisting of $13.1 million of third-party costs and $12.6 million of non-cash charges for the write-off of deferred financing costs and original issue discount.

Amendment Agreement No. 1

On March 28, 2014, ARAMARK Corporation entered into Amendment Agreement No. 1 to the Credit Agreement, which allowed ARAMARK Corporation to borrow Canadian dollar denominated term loan in an amount of CAD34.0 million, due February 2021.

2013 Amendment Agreements

Amendment Agreement No. 4

On February 22, 2013, ARAMARK Corporation entered into Amendment Agreement No. 4 (“Amendment Agreement No. 4”) to the Credit Agreement which provided for, among other things, additional term loans and the extension of a portion of the revolving credit facility. On March 7, 2013, ARAMARK Corporation borrowed $1,400 million of term loans pursuant to Amendment Agreement No. 4. The new term loans were borrowed by ARAMARK Corporation with an original issue discount of 0.50%. During the second quarter of fiscal 2013, approximately $16.8 million of third-party costs directly attributable to Amendment Agreement No. 4 were capitalized and are included in “Other Assets” in the Condensed Consolidated Balance Sheets, of which approximately $6.8 million were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Amendment Agreement No. 3

On December 20, 2012, ARAMARK Corporation amended the senior secured credit agreement (“Amendment Agreement No. 3”) to, among other things, borrow $670 million of new term loans to repay approximately $650 million of existing term loans and to fund certain discounts, fees and costs associated with the amendment. For the six months ended March 29, 2013, approximately $11.6 million of third-party costs directly attributable to Amendment Agreement No. 3 were expensed and are included in “Interest and Other Financing Costs, net” in the Condensed Consolidated Statements of Operations. Approximately $4.6 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Senior Secured Revolving Credit Facility

The 2014 Amendment Agreement also provides for the extension, from January 26, 2017 to February 24, 2019, of the maturity of $565.0 million in revolving lender commitments of the existing $605.0 million revolving credit facility under the Credit Agreement. The 2014 Amendment Agreement also increases the revolving lender commitments by $165.0 million, for a total revolving credit facility of $770.0 million.

During the second quarter of fiscal 2014, approximately $4.8 million of third-party costs directly attributable to the revolving credit facility of the 2014 Amendment Agreement were capitalized and are included in “Other Assets” in the Condensed Consolidated Balance Sheets.

5.75% Senior Notes due 2020

On March 7, 2013, ARAMARK Corporation issued $1,000 million of 5.75% Senior Notes due 2020 (the “Senior Notes”) pursuant to a new indenture, dated as of March 7, 2013 (the “Indenture”), entered into by ARAMARK Corporation.

During the second quarter of fiscal 2013, approximately $13.8 million of third-party costs directly attributable to the Senior Notes were capitalized and are included in “Other Assets” in the Condensed Consolidated Balance Sheets. Approximately $7.3 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Repurchase of 8.50% Senior Notes due 2015, Senior Floating Rate Notes due 2015 and 8.625% / 9.375% Senior Notes due 2016

In February 2013, the Company and ARAMARK Corporation commenced a tender offer to purchase for cash any and all of the 8.625% / 9.375% Senior Notes due 2016 and the 8.50% Senior Notes due 2015 and the Senior Floating Notes due 2015 (collectively, the “Notes”). On March 7, 2013, the Company used a portion of the aggregate proceeds of the Senior Notes offering and the borrowings under the new term loans pursuant to Amendment Agreement No. 4 to purchase all Notes tendered by March 6, 2013, the early tender date.

In connection with the tender offer and the full and complete satisfaction and discharge of the remaining aggregate principal of the Notes, the Company recorded $39.8 million of charges to “Interest and Other Financing Costs, net” in the Condensed Consolidated Statements of Operations for the three and six months ended March 27, 2013, consisting of $12.9 million of third party costs for the tender offer premium and $26.9 million of non-cash charges for the write-off of deferred financing costs.

NOTE 6. BORROWINGS:

As of September 27, 2013 and September 28, 2012, all of the Company’s indebtedness was held by the Company’s wholly-owned subsidiary, ARAMARK Corporation, except for the 8.625% / 9.375% Senior Notes due 2016 (the “Holdings Notes”). Long-term borrowings at September 27, 2013 and September 28, 2012 are summarized in the following table (in thousands):

	September 27, 2013	September 28, 2012
Senior secured revolving credit facility	$10,000	$—
8.625% / 9.375% Senior Notes, due April 2016	—	595,486
Senior secured term loan facility, due January 2014	—	650,913
Senior secured term loan facility, due July 2016	3,032,349	2,637,920
Senior secured term loan facility, due September 2019	1,393,559	—
8.50% senior notes, due February 2015	—	1,280,000
Senior floating rate notes, due February 2015	—	500,000
5.75% senior notes, due March 2020	1,000,000	—
Receivables Facility, due January 2015	300,000	263,800
Capital leases	52,385	49,584
Other	35,777	31,064

	5,824,070	6,008,767
Less—current portion	(65,841)	(37,462)

	$5,758,229	$5,971,305

On January 26, 2007, ARAMARK Corporation (i) entered into a $4.15 billion senior secured term loan facility with an original maturity date of January 26, 2014, (ii) issued $1.28 billion of 8.50% senior notes due 2015 (the “Fixed Rate Notes”) and $500 million of senior floating rate notes due 2015 (the “Floating Rate Notes”), (iii) entered into a $600 million senior secured revolving credit facility with an original six-year maturity, and (iv) entered into a synthetic letter of credit facility for up to $250 million (which was reduced to $200 million in January 2008).

In the second quarter of fiscal 2013, the Company completed a refinancing, repurchasing all of the Fixed Rate Notes, Floating Rate Notes and Holdings Notes. The Company refinanced that debt with borrowings of ARAMARK Corporation in the form of the new term loans and new notes as described herein.

Senior Secured Credit Agreement

The senior secured credit agreement is comprised of the senior secured term loan facility, the senior secured revolving credit facility and the synthetic letter of credit facility. The senior secured credit agreement provides that ARAMARK Corporation has the right at any time to request up to $750 million of incremental commitments in the aggregate (reduced to $630 million as of September 27, 2013) under one or more incremental term loan facilities and/or synthetic letter of credit facilities and/or revolving credit facilities and/or by increasing commitments under the revolving credit facility. ARAMARK Corporation’s ability to obtain extensions of credit under these incremental facilities or commitments will be subject to the same conditions as extensions of credit under the existing credit facilities. However, the lenders under the existing facilities will not be under any obligation to provide any such incremental facilities or commitments, and any such addition of or increase in facilities or commitments will be subject to pro forma compliance with an incurrence-based financial covenant and customary conditions precedent.

Borrowings under the senior secured credit agreement bear interest at a rate equal to an applicable margin plus, at ARAMARK Corporation’s option, either (a) a LIBOR rate determined by reference to the costs of funds for deposits in the currency of such borrowing for the interest period relevant to such borrowing adjusted for certain additional costs, (b) with respect to borrowings denominated in U.S. dollars, a base rate determined by reference to the higher of (1) the prime rate of the administrative agent, and (2) the federal funds rate plus 0.50% or (c) with respect to borrowings denominated in Canadian dollars, (1) a base rate determined by reference to the prime rate of Canadian banks or (2) a BA (bankers’ acceptance) rate determined by reference to the rate offered for bankers’ acceptances in Canadian dollars for the interest period relevant to such borrowing.

All obligations under the senior secured credit agreement are guaranteed by ARAMARK Intermediate Holdco Corporation and, subject to certain exceptions, substantially all existing and future domestic subsidiaries of ARAMARK Corporation (the “U.S. Guarantors”). All obligations of each foreign borrower under the senior secured credit facilities are unconditionally guaranteed by ARAMARK Corporation, the U.S. Guarantors and, subject to certain exceptions and qualifications, the respective other foreign borrowers. All obligations under the senior secured credit agreement are secured by a security interest in substantially all assets of ARAMARK Intermediate Holdco Corporation, ARAMARK Corporation and the U.S. Guarantors. The senior secured credit agreement obligations are also secured by pledges of 100% of the capital stock of ARAMARK Corporation and 100% of the capital stock held by ARAMARK Corporation or any of the U.S. Guarantors.

The senior secured credit agreement requires ARAMARK Corporation to prepay outstanding term loans, subject to certain exceptions, with (i) 50% of ARAMARK Corporation’s Excess Cash Flow if the Consolidated Capital Leverage Ratio is above 5.25x or 25% of ARAMARK Corporation’s Excess Cash Flow if the Consolidated Capital Leverage Ratio falls between 5.25x and 4.50x (as defined in the senior secured credit agreement) (the actual ratio at September 27, 2013 was 4.88x), (ii) 100% of the net cash proceeds of all nonordinary course asset sales or other dispositions of property subject to certain exceptions and customary reinvestment rights, and (iii) 100% of the net cash proceeds of any incurrence of debt, including debt incurred by any business securitization subsidiary in respect of any business securitization facility, but excluding proceeds from ARAMARK Corporation’s Receivables Facility and other debt permitted under the senior secured credit agreement. Any mandatory prepayments would be applied to the term loan facilities as directed by ARAMARK Corporation. Generally, ARAMARK Corporation is permitted to voluntarily repay outstanding loans under the senior secured credit agreement at any time without premium or penalty, other than customary “breakage” costs with respect to LIBOR loans.

The senior secured credit agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, ARAMARK Corporation’s ability to: incur additional indebtedness; issue preferred stock or provide guarantees; create liens on assets; engage in mergers or consolidations; sell assets; pay dividends, make distributions or repurchase its capital stock; make investments, loans or advances; repay or repurchase any notes, except as scheduled or at maturity; create restrictions on the payment of dividends or other amounts to ARAMARK Corporation from its restricted subsidiaries; make certain acquisitions; engage in certain transactions with affiliates; amend material agreements governing ARAMARK Corporation’s outstanding notes (or any indebtedness that refinances the notes); and fundamentally change ARAMARK Corporation’s business. In addition, the senior secured revolving credit facility requires ARAMARK Corporation to maintain a maximum senior secured leverage ratio and imposes limitations on capital expenditures. The senior secured credit agreement also contains certain customary affirmative covenants, such as financial and other reporting, and certain events of default. At September 27, 2013, ARAMARK Corporation was in compliance with all of these covenants.

The senior secured credit agreement requires ARAMARK Corporation to maintain a maximum Consolidated Secured Debt Ratio, defined as consolidated total indebtedness secured by a lien to Covenant Adjusted EBITDA (as defined) of 5.875x, being reduced over time to 5.125x by the end of 2016 (as of September 27, 2013—5.75x). Consolidated total indebtedness secured by a lien is defined in the senior secured credit agreement as total indebtedness outstanding under the senior secured credit agreement, capital leases, advances under the Receivables Facility and any other indebtedness secured by a lien reduced by the lesser of the amount of cash and cash equivalents on the consolidated balance sheet that is free and clear of any lien and $75 million. Non-compliance with the maximum Consolidated Secured Debt Ratio could result in the requirement to immediately repay all amounts outstanding under such agreement, which, if ARAMARK Corporation’s revolving credit facility lenders failed to waive any such default, would also constitute a default under the indenture. The actual ratio at September 27, 2013 was 4.00x.

The senior secured credit agreement establishes an incurrence-based minimum Interest Coverage Ratio, defined as Adjusted EBITDA to consolidated interest expense, as a condition for ARAMARK Corporation to incur additional indebtedness and to make certain restricted payments. The minimum Interest Coverage Ratio is 2.00x for the term of the senior secured credit agreement. If ARAMARK Corporation does not maintain this minimum Interest Coverage Ratio calculated on a pro forma basis for any such additional indebtedness or restricted payments, it could be prohibited from being able to incur additional indebtedness, other than the additional funding provided for under the senior secured credit agreement and pursuant to specified exceptions, and make certain restricted payments, other than pursuant to certain exceptions. Consolidated interest expense is defined in the senior secured credit agreement as consolidated interest expense excluding interest income, adjusted for acquisitions and dispositions, further adjusted for certain non-cash or nonrecurring interest expense and ARAMARK Corporation’s estimated share of interest expense from one equity method investee. The actual ratio was 3.52x for the twelve months ended September 27, 2013.

Senior Secured Term Loan Facilities

The senior secured term loan facility consists of the following subfacilities as of September 27, 2013:

•	A U.S. dollar denominated term loan to ARAMARK Corporation in the amount of $2,670.5 million (due 2016) and $1,400.0 million (due 2019);

•	A yen denominated term loan to ARAMARK Corporation in the amount of ¥5,056.0 million (due 2016);

•	A U.S. dollar denominated term loan to a Canadian subsidiary in the amount of $75.5 million (due 2016);

•	A Euro denominated term loan to an Irish subsidiary in an amount of €30.4 million (due 2016);

•	A sterling denominated term loan to a U.K. subsidiary in an amount of £82.3 million (due 2016); and

•	A Euro denominated term loan to German subsidiaries in the amount of €46.1 million (due 2016).

ARAMARK Corporation is required to repay the senior secured term loan facilities in quarterly principal amounts of 0.25% of the funded total principal amount, with the remaining amount payable on July 26, 2016. In September 2013, ARAMARK Corporation made a payment of outstanding U.S. dollar term loan due 2016 of $265.0 million.

Amendment Agreement No. 4

On February 22, 2013, ARAMARK Corporation entered into Amendment Agreement No. 4 (“Amendment Agreement No. 4”) to the Amended and Restated Credit Agreement dated as of March 26, 2010 (as amended, the “Credit Agreement”) which provided for, among other things, additional term loans and the extension of a portion of the revolving credit facility. On March 7, 2013, ARAMARK Corporation borrowed $1,400 million of term loans pursuant to Amendment Agreement No. 4. The new term loans were borrowed by ARAMARK Corporation with an original issue discount of 0.50%. The term loans under Amendment Agreement No. 4 mature on September 7, 2019. These term loans have a Eurocurrency rate margin, with respect to the U.S. dollar denominated, Canadian dollar denominated and Euro denominated term loans, of 3.00% and base rate margin on U.S. dollar denominated base rate term loans of 2.00%. Eurocurrency rate borrowings have a minimum LIBOR rate of 1.00% and base rate borrowings have a minimum rate of 2.00%.

Amendment Agreement No. 4 also increased the applicable margins for ARAMARK Corporation’s existing term loans and the fee rates on letter of credit deposits with respect to the synthetic letter of credit facility. From and after the effective date of Amendment Agreement No. 4, (A) the Eurocurrency rate margin and letter of credit fees with respect to the U.S. dollar denominated, Canadian dollar denominated and Euro denominated term loans and extended maturity letter of credit deposits increased 0.25% to 3.50%, (B) the margin on U.S. dollar denominated base rate term loans increased 0.25% to 2.50% and (C) the margins on yen denominated term loans and sterling denominated term loans increased 0.125% to 3.50%.

Amendment Agreement No. 4 also provided for an increase in the maximum Consolidated Secured Debt Ratio to reflect the additional secured indebtedness associated with the new term loan borrowings and certain additional flexibility with respect to the restricted payments covenant.

During the second quarter of fiscal 2013, approximately $14.0 million of third-party costs directly attributable to the term loans borrowed pursuant to Amendment Agreement No. 4 were capitalized and are included in “Other Assets” in the Consolidated Balance Sheets, of which approximately $6.2 million were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Amendment Agreement No. 3

On December 20, 2012, ARAMARK Corporation amended the senior secured credit agreement (“Amendment Agreement No. 3”) to, among other things, borrow $670 million of new term loans with a maturity date of July 26, 2016. The proceeds of the new term loans were used primarily to repay approximately $650 million of existing term loans with a maturity date of January 26, 2014 and to fund certain discounts, fees and costs associated with the amendment. The existing term loans repaid in connection with Amendment Agreement No. 3 included U.S. dollar denominated term loans as well as non-U.S. dollar term loans and consisted of the remaining balance of the term loans maturing in January 2014. The new term loans were borrowed by ARAMARK Corporation with an original issue discount of 0.25%.

During the first quarter of fiscal 2013, approximately $11.6 million of third-party costs directly attributable to Amendment Agreement No. 3 were expensed and are included in “Interest and Other Financing Costs, net” in the Consolidated Statements of Income. Approximately $4.6 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Amendment Agreement No. 2

On February 29, 2012, ARAMARK Corporation entered into Amendment Agreement No. 2 (“Amendment Agreement No. 2”) to the Credit Agreement. Amendment Agreement No. 2 extended the maturity date of an aggregate U.S. dollar equivalent of approximately $1,231.6 million of ARAMARK Corporation’s term loans and $66.7 million of letter of credit deposits securing ARAMARK Corporation’s synthetic letter of credit facility to July 26, 2016. Consenting lenders received a one-time amendment fee of approximately $3.2 million in the aggregate on their total loan commitments.

During the second quarter of fiscal 2012, approximately $7.5 million of third-party costs directly attributable to Amendment Agreement No. 2 were expensed and are included in “Interest and Other Financing Costs, net” in the Consolidated Statements of Income. Approximately $4.5 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Senior Secured Revolving Credit Facility

The senior secured revolving credit facility consists of the following subfacilities:

•

A revolving credit facility available for loans in U.S. dollars to ARAMARK Corporation with aggregate commitments of $555 million ($515 million with a final maturity of January 26, 2017 and $40 million with a final maturity of January 26, 2015); and

•	A revolving credit facility available for loans in Canadian dollars or U.S. dollars to ARAMARK Corporation or a Canadian subsidiary with aggregate commitments of $50 million (due January 26, 2017).

Amendment Agreement No. 1

On April 18, 2011, ARAMARK Corporation entered into an Amendment Agreement to the Restated Credit Agreement (the “Amendment Agreement No. 1”) that extended, from January 2013 to January 2015, the maturity of, and increased, from $435 million to $500 million, the U.S. dollar denominated portion of its existing revolving credit facility. Any commitments from existing lenders in the U.S. dollar facility that were not extended were terminated, which resulted in a write-off of deferred financing fees of $2.1 million in fiscal 2011. Existing lenders that extended the U.S. dollar denominated portion of their existing revolving credit facility include entities affiliated with GS Capital Partners and J.P. Morgan Partners. Commitment fees and third party costs directly attributable to the amendment were approximately $7.2 million in fiscal 2011, of which approximately $3.9 million were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Amendment Agreement No. 4

Amendment Agreement No. 4 provided for the extension, from January 26, 2015 to January 26, 2017, of the maturity of $500 million in revolving lender commitments of the existing $550 million revolving credit facility, which extended portion was subsequently increased to $510 million. The maturity date of the extended revolving credit facilities would accelerate to April 26, 2016 if term loans under the Credit Agreement that are due on July 26, 2016 remain outstanding on April 26, 2016. Third party costs directly attributable to the revolving credit facility of approximately $2.8 million were capitalized and are included in “Other Assets” in the Consolidated Balance Sheets, of which approximately $0.6 million were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Amendment Agreement No. 5

On March 22, 2013, ARAMARK Corporation entered into Amendment Agreement No. 5 (“Amendment Agreement No. 5”) to the Credit Agreement. Amendment Agreement No. 5 increased the aggregate revolving loan commitments made available to ARAMARK Corporation under the Credit Agreement by $55.0 million to $605.0 million.

The applicable margin spread for borrowings under the revolving credit facility are 3.25% with respect to Eurocurrency borrowings and 2.25% with respect to base-rate borrowings.

In addition to paying interest on outstanding principal under the senior secured credit agreement, ARAMARK Corporation is required to pay a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments thereunder. The commitment fee rate is 0.50% per annum.

As of September 27, 2013, there was approximately $579.0 million available for borrowing on the credit facility.

8.625% / 9.375% Senior Notes due 2016

On April 18, 2011, the Company completed a private placement of $600 million, net of a 1% discount, in aggregate principal amount of 8.625% / 9.375% Senior Notes due 2016. Interest on the Holdings Notes accrues at the rate of 8.625% per annum with respect to interest payments made in cash and 9.375% per annum with respect to any payment in-kind interest. The Holdings Notes are obligations of the Company, are not guaranteed by ARAMARK Corporation and its subsidiaries and are structurally subordinated to all existing and future indebtedness and other liabilities of ARAMARK Corporation and its subsidiaries.

The Company used the net proceeds from the offering of the Holdings Notes, along with $132.7 million in borrowings by ARAMARK Corporation under the extended U.S. dollar revolving credit facility, to pay an approximately $711 million dividend ($3.50 per share) to the Company’s stockholders and to pay fees and expenses related to the issuance of the Holdings Notes. Third party costs directly attributable to the Holdings Notes were approximately $14.6 million, of which approximately $8.3 million were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

5.75% Senior Notes due 2020

On March 7, 2013, ARAMARK Corporation issued $1,000 million of 5.75% Senior Notes due 2020 (the “Senior Notes”) pursuant to a new indenture, dated as of March 7, 2013 (the “Indenture”). The Senior Notes were issued at par. The Senior Notes were sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions in reliance on Regulation S, under the Securities Act. The Senior Notes are unsecured obligations of ARAMARK Corporation. The Senior Notes rank equal in right of payment to all of ARAMARK Corporation’s existing and future senior debt and senior in right of payment to all of ARAMARK Corporation’s existing and future debt that is expressly subordinated in right of payment to the Senior Notes. The Senior Notes are guaranteed on a senior, unsecured basis by substantially all of the domestic subsidiaries of ARAMARK Corporation. Interest on the Senior Notes is payable on March 15 and September 15 of each year, commencing on September 15, 2013. The Senior Notes and guarantees are structurally subordinated to all of the liabilities of any of ARAMARK Corporation’s subsidiaries that do not guarantee the Senior Notes. The Senior Notes mature on March 15, 2020.

Prior to March 15, 2015, ARAMARK Corporation may redeem up to 40% of the Senior Notes with the proceeds from one or more qualified equity offerings at a price equal to 105.750% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest and additional interest, if any, to the date of redemption. In addition, at any time prior to March 15, 2015, ARAMARK Corporation may redeem all or a portion of the Senior Notes at a price equal to 100% of the principal amount of the Senior Notes redeemed plus a “make whole” premium and accrued and unpaid interest and additional interest, if any, to the date of redemption. Thereafter, ARAMARK Corporation has the option to redeem all or a portion of the Senior Notes at any time at the redemption prices set forth in the Indenture.

In the event of certain types of changes of control, the holders of the Senior Notes may require ARAMARK Corporation to purchase for cash all or a portion of their Senior Notes at a purchase price equal to 101% of the principal amount of such Senior Notes, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants limiting ARAMARK Corporation’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends and make certain distributions, investments and other restricted payments; create certain liens; sell assets; enter into transactions with affiliates; limit the ability of restricted subsidiaries to make payments to ARAMARK Corporation; enter into sale and leaseback transactions; merge, consolidate, sell or otherwise dispose of all or substantially all of ARAMARK Corporation’s assets; and designate ARAMARK Corporation’s subsidiaries as unrestricted subsidiaries. The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Senior Notes to become or to be declared due and payable.

During the second quarter of fiscal 2013, approximately $13.8 million of third-party costs directly attributable to the Senior Notes were capitalized and are included in “Other Assets” in the Consolidated Balance Sheets. Approximately $7.3 million of the third-party costs were paid to entities affiliated with GS Capital Partners and J.P. Morgan Partners.

Registration Rights Agreement

On March 7, 2013, ARAMARK Corporation entered into a registration rights agreement (the “Registration Rights Agreement”) among the guarantors named therein and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers, with respect to the Senior Notes. In the Registration Rights Agreement, ARAMARK Corporation agreed to, among other things, (1) file an exchange offer registration statement pursuant to which ARAMARK Corporation will offer exchange notes with terms identical in all material respects to, and evidencing the same indebtedness as, the Senior Notes, in exchange for such notes (but which exchange notes will not contain terms with respect to transfer restrictions or provide for the additional interest described below); and (2) use commercially reasonable efforts to cause the exchange offer registration statement to be declared effective under the Securities Act. ARAMARK Corporation has agreed to use commercially reasonable efforts to cause the exchange offer to be consummated or, if required, to have one or more shelf registration statements declared effective, within 390 days after the issue date of the Senior Notes.

If ARAMARK Corporation fails to satisfy this obligation (a “registration default”), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year over the applicable interest rate in the Indenture. If the registration default is corrected, the applicable interest rate on the Senior Notes will revert to the original level.

Repurchase of 8.50% Senior Notes due 2015, Senior Floating Rate Notes due 2015 and 8.625% / 9.375% Senior Notes due 2016

Tender Offer

In February 2013, ARAMARK Corporation and the Company commenced a tender offer to purchase for cash any and all of the Holdings Notes and the Fixed Rate Notes and the Floating Rate Notes (collectively, the “Notes”). On March 7, 2013, ARAMARK Corporation used a portion of the aggregate proceeds of the Senior Notes offering and the borrowings under the new term loans pursuant to Amendment Agreement No. 4 to purchase all Notes tendered by March 6, 2013, the early tender date. On March 7, 2013, ARAMARK Corporation issued redemption notices for the portions of ARAMARK Corporation’s Fixed Rate Notes and Floating Rate Notes that remained outstanding, including accrued and unpaid interest, as of March 7, 2013, which provided for the redemption of such notes on April 6, 2013 at prices of 100% of the principal amount thereof. On March 7, 2013, the Company issued a redemption notice for the portion of the Holdings Notes that remained outstanding as of March 7, 2013, including accrued and unpaid interest, which notices provided for the redemption of the Holdings Notes on May 1, 2013 at a price of 101% of the principal amount thereof.

On March 7, 2013, ARAMARK Corporation and the Company deposited sufficient funds in trust with the trustee under the indenture governing the Notes in full and complete satisfaction and discharge of the remaining aggregate principal amount of such notes, including accrued and unpaid interest (the “Satisfaction and Discharge”). As a result of the Satisfaction and Discharge, the trustee became the primary obligor for payment of the remaining Notes on or about the redemption notice date of March 7, 2013. ARAMARK Corporation and the Company had a contingent obligation for payment of the Notes were the trustee to default on its payment obligations. The Company believed the risk of such default was remote and therefore did not record a related liability. The remaining Fixed Rate Notes and Floating Rate Notes were redeemed by the trustee on April 6, 2013. The remaining Holdings Notes were redeemed by the trustee on May 1, 2013.

During the second quarter of fiscal 2013, in connection with the tender offer and Satisfaction and Discharge, the Company recorded $39.8 million of charges to “Interest and Other Financing Costs, net” in the Consolidated Statements of Income, consisting of $12.9 million of third party costs for the tender offer premium and $26.9 million of non-cash charges for the write-off of deferred financing costs.

Future Maturities and Interest and Other Financing Costs, net

At September 27, 2013, annual maturities on long-term borrowings in the next five fiscal years and thereafter (excluding the $7.8 million discount on the senior secured term loan facilities and presumes repayment of the $2.6 billion U.S. and non-U.S. denominated term loans on July 26, 2016) are as follows (in thousands):

2014	$65,841
2015	$349,487
2016	$3,025,340
2017	$30,241
2018	$19,788
Thereafter	$2,341,138

The components of interest and other financing costs, net, are summarized as follows (in thousands):

	Fiscal Year Ended September 27, 2013	Fiscal Year Ended September 28, 2012	Fiscal Year Ended September 30, 2011
Interest expense	$425,625	$459,083	$466,140
Interest income	(6,430)	(5,477)	(18,653)
Other financing costs	4,650	3,201	3,633

Total	$423,845	$456,807	$451,120